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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 22, 2003
                                                 ---------------


                             ABERCROMBIE & FITCH CO.
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             (Exact name of registrant as specified in its charter)

   Delaware                    1-12107                     31-1469076
--------------             ----------------           ------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                 Number)                Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
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               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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                         (Former name or former address,
                          if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.
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         On July 22, 2003, Abercrombie & Fitch Co. (the "Company") issued a news release announcing that Wesley S. McDonald had resigned his position as the Vice President-Chief Financial Officer of the Company. A copy of this news release is attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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         (a) and (b)       Not applicable.

         (c)      Exhibits:
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Exhibit No.           Description
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    99                News Release issued by Abercrombie & Fitch Co. on
                      July 22, 2003



                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABERCROMBIE & FITCH CO.


Dated:  July 22, 2003             By: /s/ Seth R. Johnson
                                     ---------------------------
                                     Seth R. Johnson
                                     Executive Vice President-Chief Operating
                                     Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated July 22, 2003

                             Abercrombie & Fitch Co.


Exhibit No.               Description
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    99                    News Release issued by Abercrombie & Fitch Co.
                          on July 22, 2003

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